                                                                    EXHIBIT 99.6

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

     This Second Amendment to Credit Agreement is made as of the 31st day of July, 1998 by and among

     Cable Design Technologies Corporation, a Delaware corporation, with its executive offices at Foster Plaza 7, 661 Anderson Drive, Pittsburgh, Pennsylvania (the "Parent"),

     Cable Design Technologies Inc., a Washington corporation, with its executive offices at Foster Plaza 7, 661 Anderson Drive, Pittsburgh, Pennsylvania (the "US Borrower"),

     Nordx/CDT, Inc., a corporation organized under the federal laws of Canada, with its executive offices at Foster Plaza 7, 661 Anderson Drive, Pittsburgh, Pennsylvania (the "CAN Borrower"),

     The lenders and other financial institutions which are now or may hereafter become a party to the Credit Agreement (the "Lenders"), and

     BankBoston, N.A. (f/k/a The First National Bank of Boston),   Paribas
     (f/k/a Banque Paribas, Chicago Branch), Paribas Bank of Canada, Bank of America NT & SA (f/k/a Bank of America Illinois), and Bank of America Canada, as agents for the Lenders (in such capacity, the "Agents")

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH
                                   ----------

     WHEREAS, the Parent, the US Borrower, the CAN Borrower, the Lenders and the Agents have entered into a Credit Agreement dated as of April 10, 1997, as amended by a First Amendment to Credit Agreement dated July 31, 1998 (the "Credit Agreement"); and

     WHEREAS, the Parent has requested that the Lenders establish a sub-facility under the Credit Agreement pursuant to which a German Subsidiary of the Parent may obtain loans and advances in connection with a Permitted Acquisition and for working capital purposes.

     NOW THEREFORE, it is hereby agreed as follows:

     1.   Definitions: All capitalized terms used herein and not otherwise
          -----------
defined shall have the same meaning herein as in the Credit Agreement.

     2.   Amendment to Section 1.  The provisions of Section 1.1 of the Credit
          ----------------------
Agreement are hereby amended

     a. by adding the words ", or the Bankruptcy Act (Konkursordnung) or the Judicial Composition Proceedings Act (Vergleichsordnung), as now or hereafter in effect or any successor thereto" at the end of the definition of "Bankruptcy Code."

     b. by deleting the definition of "Borrower" and substituting the following in its stead:

                                                                    EXHIBIT 99.6

          "Borrower" shall mean individually and collectively, the US Borrower,
           --------
          the CAN Borrower, and the GER Borrower.

     c.   by amending the definition of "Business Day" by

          (i) inserting the words "and with respect to transactions relating to the GER Borrower, Frankfurt, Germany are authorized or required to close" at the end of clause (a) of such definition; and

          (ii) inserting the words "and also excluding therefrom any days on which commercial banks are not open for dealings in Deutschmark deposits in the Frankfurt (Germany) interbank market" at the end of clause (b) of such definition.

     d. by amending the definition of "Eurodollar Advance" by inserting the words, "DM Eurodollar Rate" after the words "Adjusted Eurodollar Rate" in the second line thereof.

     e. by amending the definition of "Governmental Body" by inserting the words ", Germany" after the words "United States" in the first line thereof.

     f.   by amending the definition of "Guarantors" by

          (i) deleting the words "both" in clause (A) thereof, and

          (ii) adding the words ", the GER Lender Debt" after the words "US Lender Debt" in clause (A) thereof, and

          (iii) adding the words " and the GER Lender Debt" after the words "CAN Lender Debt" in clause (B) thereof.

     g. by amending the definition of "Interest Period", by adding the words, "the GER Borrower" after the words "the US Borrower" on lines 7 and 13 thereof.

     h. by amending the definition of "Lender Debt" by adding the words ", the GER Lender Debt" after the words "the CAN Lender Debt".

     i. by amending the definition of "Loans" by adding the words ", DM Loans" after the words "the US Revolving Loan".

                                                                    EXHIBIT 99.6

      j. by amending the definition of "Revolving Loan(s)" by adding the words ", the DM Loans" after the words "the US Revolving Loans".

      k. by amending the definition of "Revolving Credit Facility Commitments" by adding the words "the GER Revolving Commitment" after the words "the US Revolving Credit Facility Commitment".

      l.  By adding the following new definitions:

          "Deutschmarks" or "DM" shall mean Deutschmarks in lawful currency of
           ------------      --
          the Federal Republic of Germany.

          "DM Base Rate" shall mean a fluctuating interest rate per annum
           ------------
          (calculated on the basis of actual days elapsed over a 365 day year) as shall be in effect from time to time, which rate shall be equal to the annual rate of interest announced from time to time by the DM Lending Office of the GER Fronting Bank as its "base rate" for loans denominated in Deutschmarks.

          "DM Commitment" as to any US Lender shall mean the amounts and
           -------------
          percentages of DM Loans set forth in Schedule 1-a hereto for such Lender (as such amount may be reduced from time to time in accordance with the terms hereof).

          "DM Equivalent" means, on any date of determination, with respect to
           -------------
          an amount denominated in Deutschmarks, such amount of Deutschmarks, and with respect to an amount denominated in US dollars, the amount of Deutschmarks which could be purchased with that amount of US dollars at the spot rate of exchange quoted by the GER Fronting Bank in the Frankfurt Foreign Exchange Market at or about 11:00 a.m. (Frankfurt time) on the date of determination for the purchase of Deutschmarks with US dollars.

          "DM Eurodollar Rate" shall mean, for any Interest Period for any
           ------------------
          Eurodollar Advance with respect to a DM Loan, the rate of interest per annum (calculated on the basis of actual days elapsed over a 360-day year) equal to the offered quotation to the GER Fronting Bank in the Frankfurt interbank market for Deutschmark deposits of amounts and in funds comparable to the principal amount of such DM Eurodollar Advance requested by the GER Borrower for which the DM Eurodollar Rate is being determined with maturities comparable to the Interest Period for which such DM

                                                                    EXHIBIT 99.6

          Eurocurrency Rate will apply as of approximately 11:00 A.M. (Frankfurt time) two Business Days prior to the commencement of such Interest Period, subject, however, to the provisions of Section 2 hereof.

          "DM Lending Office" means a branch of the GER Fronting Bank,
           -----------------
          designated by the GER Fronting Bank.

          "DM Loans" has the meaning set forth in Section 2.4A(a).
           --------

          "GER Borrower"  shall mean XENO Verwaltungsesellschaft mbH,  a wholly
           ------------
          owned Subsidiary of the Parent.

          "GER Fronting Bank" shall mean Paribas, Zweigniederlassung.
           -----------------

          "GER Lender Debt" shall mean and include all DM Loans and all other
           ---------------
          Indebtedness owing at any time by the GER Borrower to the GER Fronting Bank or the US Lenders (including, without limitation, all principal, interest, fees, indemnities, costs, charges and other amounts, owing under any Loan Documents) arising or in connection with this Agreement or any other Loan Documents, in each instance, whether absolute or contingent, secured or unsecured, due or not, arising by operations of law or otherwise, and all interest and other charges thereon, including, without limitation, post-petition interest, at the applicable rates provided in the Loan Documents, whether or not such interest is an allowable claim in a bankruptcy proceeding under the Bankruptcy Code, or otherwise, involving the GER Borrower or any of its Subsidiaries.

          "GER Revolving Commitment":  The DM Equivalent of US$50,000,000.
           ------------------------



     3.   Amendments to Section 2.   (a)  The provisions of Section 2.2 of the
          -----------------------
Credit Agreement are hereby amended by adding the words "minus the aggregate unpaid principal amount of the DM Loans" immediately prior to the words "(the US Borrowing Limit)".

          (b) The provisions of Section 2 of the Credit Agreement are hereby amended by adding the following new sections:

          2.4A.  DM Loans (a) Subject to the terms and conditions herein set
                 --------
          forth, at any time and from time to time before the Maturity Date, the GER Fronting Bank, on

                                                                    EXHIBIT 99.6

          behalf of the US Lenders, shall make such loans in Deutschmarks, to the GER Borrower, as the GER Borrower may request (each a "DM LOAN" and collectively, the "DM LOANS"), provided that after giving effect
                                             -------------
          thereto, the DM Equivalent of such DM Loans, together with all outstanding (i) US Revolving Loans shall not exceed the US Revolving Credit Facility Commitment minus (ii) the US Letter of Credit Usage; and provided further that after giving effect thereto the DM
              -------- -------
          Equivalent of such DM Loans shall not exceed the GER Revolving Commitment.

          (b) The GER Borrower shall furnish the GER Fronting Bank's DM Lending Office with written notice no later than 10:00 AM (Frankfurt time) and otherwise at the times and otherwise in accordance with the provisions of Section 2.14 hereof of each DM Loan requested hereunder; provided
                                                                      --------
          that, subject to any limitations contained herein with respect to the
          ----
          maximum amount of any Eurodollar Advance, each request for a DM Loan shall be in a minimum aggregate amount of the DM Equivalent of US$1,000,000.00 or an integral multiple of the DM Equivalent of US$250,000.00 in excess thereof. The proceeds of each DM Loan shall be made available to the GER Borrower by the GER Fronting Bank at the offices of the GER Fronting Bank.

          (c) Each DM Loan shall be either a Base Rate Advance (based upon the DM Base Rate) or a Eurodollar Advance, or a combination thereof, as the GER Borrower shall request, subject to and in accordance with the terms of this Agreement.

          (d) The GER Borrower shall have the right at any time and from time to time upon one (1) Business Day's prior written notice to the US Administrative Agent and the GER Fronting Bank to reduce by the DM Equivalent of US$5,000,000.00 or an integral multiple of the DM Equivalent of US$1,000,000.00, or terminate entirely, the unborrowed portion of the GER Revolving Commitment, whereupon the obligations of the GER Fronting Bank shall be so reduced or terminated. No reduction or termination of the GER Revolving Commitment may be reinstated.

          (c) The provisions of Section 2.8(a) of the Credit Agreement are hereby amended as follows:

                                                                    EXHIBIT 99.6

     .By deleting the words "Each Borrower" in the first line thereof and by substituting the words "The US Borrower and the CAN Borrower each" in its stead.

     .By adding the words ", and (z) the aggregate outstanding principal amount of the DM Loans" to clause (A) of Section 2.8(a)(i) immediately after subclauses (x) and (y).

          (d) The provisions of Section 2.9(a) of the Credit Agreement are hereby amended by adding the following after the first sentence thereof:

          The GER Borrower shall pay interest on all Eurodollar Advances to the GER Fronting Bank for the benefit of the US Lenders at the aggregate of the DM Eurodollar Rate for the Interest Period in effect, plus the Applicable Margin for Eurodollar Advances.

          (e) The provisions of Sections 2.9(b) of the Credit Agreement are hereby amended by adding the following after the first sentence thereof:

          The GER Borrower shall pay interest on all Base Rate Advances to the GER Fronting Bank for the benefit of the US Lenders at the aggregate of the DM Base Rate in effect from time to time, plus the Applicable Margin for Base Rate Advances.

          (f) The provisions of Sections 2.9(e) of the Credit Agreement are hereby amended as follows:

 .    by adding the words "and the GER Fronting Bank" after the words
     "Administrative Agent" in the second line thereof; and

 .     by adding the words "the DM Eurodollar Rate" after the words "Adjusted
     Eurodollar Rate" in the third line thereof.

          (g) The provisions of Section 2.9 (f) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

          CHANGES IN BASE RATE, DM BASE RATE OR REFERENCE RATE. After each change in the Base Rate, the DM Base Rate or the Reference Rate, the applicable Administrative Agent or the GER Fronting Bank shall promptly notify the applicable Borrower and the applicable Lenders by telephone (confirmed promptly in writing) or in writing of the date of such change and the new Base Rate, DM Base Rate or Reference Rate, as applicable; provided, however, that the failure of an Administrative Agent or

                                                                    EXHIBIT 99.6

          the GER Fronting Bank to so notify a Borrower or any Lender shall not affect the effectiveness of such change.

          (h) The provisions of Section 2.10(a) of the Credit Agreement are hereby amended by adding the words "plus the then aggregate outstanding principal balance of DM Loans" after the words "Letter of Credit Usage" appearing in line 3 thereof.

          (i) The provisions of Section 2.10 of the Credit Agreement are hereby amended by adding the following subparagraph and relettering existing subparagraph (c) as applicable:

          (c) If at any time the DM Equivalent of the then aggregate outstanding principal amount of the DM Loans shall exceed the GER Revolving Commitment at such time, or, if the DM Equivalent of such DM Loans, together with all US Revolving Loans exceeds (i) the US Revolving Credit Facility Commitment minus (ii) the US Letter of Credit Usage, the GER Borrower shall promptly (and in no event later than three Business Days) eliminate such excess by paying an amount equal to such excess until the sooner to occur of (x) the elimination in full of such excess, and (y) the DM Loans are paid in full.

          (j) The provisions of Section 2.11 of the Credit Agreement are hereby amended as follows:

 .     by adding the words ",and with respect to DM Loans, the GER Fronting Bank and the US Administrative Agent" after the words "Administrative Agent" in the third and sixth lines thereof; and

 .     by adding the words "and the DM Equivalent of US$500,000 or an integral multiple of US$250,000 in excess thereof with respect to the GER Borrower" after the words "CAN Borrower" in the thirteenth line thereof; and

 .     by adding the words "or DM Loans" after the words "Can Revolving Loans" in the fifteenth line thereof.

          (k) The provisions of Section 2.15 of the Credit Agreement are amended as follows:

          . by adding the words "or Frankfurt time" after the words "Chicago time" in the twentieth line on page 39 of the Credit Agreement, in the seventh line of Section 2.15(b) thereof and in the sixth line of Section 2.15(c) thereof;

                                                                    EXHIBIT 99.6

          . by adding the words ",and with respect to DM Loans, the GER Fronting Bank and the US Administrative Agent" after the words "Administrative Agent" in the twenty-fourth line on page 39 of the Credit Agreement, in the fifth line of Section 2.15(b) thereof and in the third line of Section 2.15(c) thereof;

          .    by adding the following sentence to Section 2.15(d):

               All references to dollar amounts for purposes of this Section
               2.15 shall refer to the DM Equivalent for the GER Borrower.

          (l) The provisions of Section 2.17 of the Credit Agreement are hereby amended as follows:

          . by adding the words "or Frankfurt time" after the words "Chicago time" in the third line of Section 2.17(a);

          . by adding the word "Germany" after the words "the United States of America" in the fifth line of Section 2.17(a);

          . by adding the words " or the GER Fronting Bank" after the words "Administrative Agent" in the sixth line, in the thirtieth line and in the thirty-seventh line of Section 2.17(a), and after the words "Administrative Agent" in the second line, in the eighteenth line, in the twenty-seventh line, and in the fortieth line of Section 2.17(f), and after the words "US Lender" in the twenty-third line of Section 2.17(a);

          . by adding the words ", the GER Borrower, after the words "the US Borrower" on the twentieth line of Section 2.17(a), the second line of Section 2.17(c), and the twenty-second and twenty-seventh lines of Section 2.17(f);

               by adding the words "and the GER Borrower shall indemnify the GER Fronting Bank and any affected US Lender" after the words "the affected CAN Lender" in the forty-first line of Section 2.17(a);

               by adding the following at the end of Section

                                                                    EXHIBIT 99.6

               2.17(b)(i):

                    Each US Lender that is not a resident of Germany for purposes of the German tax law shall submit to the GER Borrower, the GER Fronting Bank and the US Administrative Agent a certificate acceptable in form to the GER Borrower and the GER Fronting Bank certifying that such US Lender is entitled to a complete exemption from withholding on all amounts to be received by such US Lender pursuant to this Agreement.

               by adding the words ",the GER Lender Debt" after the words "the US Lender Debt" on the last line of Section 2.17(c);

               by adding the following at the end of Section 2.17(c):

                    Notwithstanding any other provision of this Agreement, if an event occurs which prevents any US Lender which is not a resident of Germany from delivering to the GER Borrower, the GER Fronting Bank or the US Administrative Agent any certificate that such US Lender is requested to submit pursuant to Section 2.17(b)(i), or which requires such US Lender to withdraw or cancel any such certificate, or if any such certificate becomes ineffective or inaccurate, such US Lender shall promptly notify the GER Borrower, the GER Fronting Bank and the US Administrative Agent of such fact, whereupon the provisions of Section 2.17(a) hereof shall apply.

               by adding the words "and the GER Borrower shall indemnify the GER Fronting Bank and each US Lender" after the words "the Agents" in the third line of Section 2.17(d); and

               by adding the words "and as collateral security for the GER Lender Debt, the GER Borrower grants to the GER Fronting Bank a security interest in" immediately prior to clause (x) in Section 2.17(f).

          (m) The provisions of Section 2.19 of the Credit Agreement are hereby amended as follows:

                                                                    EXHIBIT 99.6

 .    by adding the words "or the GER Fronting Bank" after the word "Lender"
     throughout that Section; and

 .    by adding the words " and the GER Borrower shall pay the GER Fronting Bank and any such US Lender" after the words "such CAN Lender" in the thirty-sixth line thereof.

          (n) The provisions of Section 2.21 of the Credit Agreement are hereby amended as follows:

 .    by adding the words "or the GER Fronting Bank" after the words
     "Administrative Agent" in the fourth, thirteenth and twentieth lines of
     Section 2.21(a) and after the word "Lenders" in the tenth line of Section 2.21(a) and after the words "Administrative Agent" in the first, eighth and fifteenth lines of Section 2.21(b);

 .    by adding the words "or, with respect to the GER Borrower, Deutschmark deposits are not generally available in the Frankfurt interbank market" after the words "London (England, U.K.) interbank market" in the seventh and eighth lines of Section 2.21(a);

 .    by adding the words " or Deutschmark deposits" after the words "dollar deposits" in the eighth line of Section 2.21(a); and

 .    by adding the words "or the Frankfurt interbank market" after the words
     "London (England, U.K.) interbank market" in the fifth and seventh lines of Section 2.21(b).

          (o) The provisions of Sections 2.22 of the Credit Agreement are hereby amended as follows:

 .    by adding the words "and the GER Borrower hereby agrees to indemnify the
     GER Fronting Bank and each US Lender" after the words "CAN Lender" in the third line thereof; and

 .    by adding the words "and  the GER Fronting Bank" after the word "Lender"
     in the fourth and twenty-eighth lines thereof.

          (p) The provisions of Sections 2.23 of the Credit Agreement are hereby amended as follows:

 .    by adding the words "and/or  the GER Fronting Bank" after the word
     "Lender" throughout the Section, after the words "Administrative Agent" in the twenty-ninth line thereof, and after the words "CAN Lenders" in the thirty-first line thereof; and

                                                                    EXHIBIT 99.6

 .    by adding the words ",or the GER Borrower" after the words "US Borrower"
     twenty-sixth line thereof;

          (q) The provisions of Sections 2.24 of the Credit Agreement are hereby amended as follows:

 .    by adding the words, "and with respect to DM Loans, at the DM Lending
     Office" after the words "head office" in the sixth line thereof;

 .    by adding the words "and the GER Fronting Bank" after the words
     "Administrative Agent" in the tenth line thereof; and

 .    by adding the words ",Frankfurt time" after the words "Chicago time" in the last line thereof.

          (r) The Credit Agreement is hereby amended by adding the following new section:

               (S)2.25 European Economic and Monetary Union.  Notwithstanding
                      -------------------------------------
               anything to the contrary herein contained, with respect to the introduction of the EURO as the legal currency of the Federal Republic of Germany pursuant to laws and regulations implementing the European Economic and Monetary Union ("EMU"), the GER Fronting Bank will notify the GER Borrower of the official conversion rate between Deutschmarks and EURO, of the relevant Telerate page for the DM Eurodollar Rate for EURO and of the date as from which all references herein to Deutschmarks and the legal currency of the Federal Republic of Germany shall be references to EURO as such official conversion. The GER Fronting Bank and the GER Borrower confirm that all other terms and conditions hereof shall continue to be in full force and effect in accordance with the laws and regulations implementing the EMU.

     4.   Amendments to Section 3.  The provisions of Section 3 of the Credit
          -----------------------
Agreement are hereby amended so as to be inapplicable to the GER Borrower, it being agreed that no Letters of Credit will be issued for, or on behalf of, the GER Borrower.

     5.   Amendments to Section 7.  The provisions of Section 7 of the Credit
          -----------------------
Agreement are hereby amended as follows:

     a. The provisions of Section 7.1 of the Credit Agreement are hereby amended so as to be inapplicable to the GER Borrower.

                                                                    EXHIBIT 99.6

     b. The provisions of Section 7.13(a)(v) of the Credit Agreement are hereby amended by adding the following the following at the end thereof:

          ,provided that the Acquisition of the GER Borrower shall not be
           -------------
          included in the calculation of the foregoing limitation for the fiscal year in which such Acquisition occurs.

     6.   Amendments to Section 10.  The provisions of Section 10 of the Credit
          ------------------------
Agreement are hereby made by adding the following new section:

          (c) Proceeds of the DM Loans shall be used to acquire at least a majority interest of one or more companies whose headquarters and principal assets are located in Germany and to pay other expenditures in connection therewith, for working capital and other ordinary course business purposes of the GER Borrower and its Subsidiaries

     7.   Amendments to Section 11.  The provisions of Section 11 of the Credit
          ------------------------
Agreement are hereby amended as follows:

 .    by adding the words "or (3) the GER Lender Debt" in clause (B) on page 97 of the Credit Agreement immediately following the words "the US Lender Debt" in each instance;

 .    by adding the words " and with respect to the GER Lender Debt, fifty-one percent (51%) in interest of the US Lenders" after the words "as applicable" in the fifth line of clause (B) on page 97 of the Credit Agreement;

 .    by amending Section 11.2(b) by adding the words "Except as otherwise provided herein with respect to the DM Equivalent," at the beginning of
     Section 11.2(b);

 .    by adding a new paragraph (c) to Section 11.5 as follows:

                    (c) After the occurrence of an Event of Default and
               acceleration of the GER Lender Debt, the proceeds realized from the GER Borrower and its Subsidiaries and collections from each Guaranty of the GER Lender Debt shall be applied by the GER Fronting Bank and the Agents to payment of the GER Lender Debt in the following order, unless the US Lenders otherwise agree in writing or a court of competent jurisdiction shall otherwise direct,

                                                                    EXHIBIT 99.6

               to the extent permitted by applicable law:

               (i) FIRST, to payment of all costs and expenses of the Agents, the GER Fronting Bank and the US Lenders incurred in connection with the preservation, collection and enforcement of the GER Lender Debt or any Guaranties thereof;

               (ii) SECOND, to the GER Fronting Bank to reimburse such GER Fronting Bank for amounts due under any Hedge Agreements to the extent such Hedge Agreements constitute GER Lender Debt and (B) to payment of that portion of the GER Lender Debt constituting accrued and unpaid interest and fees and indemnities payable under Section 2 hereof, until such interest, fees and indemnities shall be paid in full;

               (iii) THIRD, to payment of the principal of the GER Lender Debt until such principal of the GER Lender Debt shall be paid in full;

               (iv) FOURTH, to the payment of all other GER Lender Debt, until such other GER Lender Debt shall be paid in full;

               (v) FIFTH, the balance, if any, after all of the GER Lender Debt has been satisfied, shall be deposited by the GER Fronting Bank and Agents in an operating account of the GER Borrower designated by the GER Borrower, or paid over to such other Person or Persons as may be required by law.

     8.   Amendments to Section 12.  The provisions of Section 12 of the Credit
          ------------------------
Agreement are hereby amended as follows:

 .    by amending the provisions of Section 12.2 as follows:

                    (a)  by adding the following proviso:

                         provided, however, that in addition to the foregoing requirements, no such amendment, modification or waiver shall, without the consent of the GER Fronting Bank, change any of the rights or obligations of the GER Fronting Bank under the Loan Documents;

                    (b) by amending the third proviso by adding the words "or the GER Lender Debt" after the

                                                                    EXHIBIT 99.6

                    words "US Revolving Loans" in the fourth line thereof and after the words "US Lender Debt" in the fifth, sixth and seventh lines thereto; and

                    (c) by adding the words "or the GER Revolving Commitment" after the words "US Revolving Commitment" in clause (iii) on Page 105 of the Credit Agreement.

 .   .by amending Section 12.3 by adding the following at the end thereof:

                    ,provided, however, that the Loan Documents which the GER Fronting Bank may require to be executed by the GER Borrower (other than this Agreement) shall, in any event, be governed by and construed in accordance with the laws of the Federal Republic of Germany.

 .    by amending Section 12.4 by adding the words "or the GER Fronting Bank"
     after the words "the Agents" in the tenth line thereof;

 .    by adding the following at the end of Section 12.6 thereof:

                    and further provided that the obligations of the GER
                                -------------
                    Borrower shall be limited to any such charges which become payable on account of the GER Lender Debt only.

 .    by adding the following new paragraph to Section 12.10 and relettering existing paragraph (c) thereto:

                    (c) Each of the Credit Parties on the GER Lender Debt hereby grants to the GER Fronting Bank, each US Lender and the Agents a continuing Lien for all GER Lender Debt upon any and all monies, securities and other property of such Credit Party and the proceeds thereof, now or hereafter held or received by, or in transit to, such GER Fronting Bank, US Lender or the Agents from or for such Credit Party, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of such Credit Party with, and any and all claims of such Credit Party against, the GER Fronting Bank, any US Lender or the Agents, at any time existing.

                                                                    EXHIBIT 99.6

 .    by adding the words "or the GER Lender Debt" to Section 12.10(d) (formerly
     12.10(c)) after the words "CAN Lender Debt" appearing in lines 6 and 7 thereof.

 .    by adding the words ", and with respect to the GER Borrower,  in Frankfurt
     AM Main, Federal Republic of Germany" after the words "Province of Ontario" in the fourth line thereof.

 .    by amending the provisions of Section 12.13(k) by

                    (a) renumbering existing clause (iii) and adding a new clause (iii) which shall read as follows:

                         (iii) all GER Lender Debt of the Credit Parties to the GER Fronting Bank and the US Lenders under this Agreement rank pari passu in all respects with each other,

                    (b) by adding the words "or the GER Borrower" after the words "or CAN Borrower" on line 11 thereof.

 .    By adding the following new Section:

                    (S)12.13A.  The GER Fronting Bank.  (a)  The GER Fronting
                                ---------------------
                    Bank is acting as agent for the Agents and accordingly, shall take such action with respect to the GER Lender Debt solely as the Agents may instruct. Without limiting the foregoing, the GER Fronting Bank may not sell or assign the GER Lender Debt without the prior written consent of the Agents, and may not take any action under Section 11 of the Credit Agreement except in accordance with the direction of the Agents.

                    (b) The GER Fronting Bank shall promptly distribute all payments of interest, and subject to the provisions of
                    Section 12.13A(c) principal and other amounts (no less frequently than weekly), on account of the GER Lender Debt to the US Administrative Agent for distribution to the US Lenders. Such payments shall be made in Deutschmarks and
                    (i) with respect to interest calculated at the DM Eurodollar Rate, shall be based upon the DM Equivalent at the time of the establishment of the applicable DM Eurodollar Rate, and (ii) with respect to any

                                                                    EXHIBIT 99.6

                    other payments based upon the DM Equivalent at the time of receipt of such payment.

                    (c) The GER Fronting Bank will initially fund all DM Loans, and accordingly, shall be entitled to retain all principal payments on account thereof until the US Lenders actually fund their undivided interest and participation in such DM Loans in accordance with the provisions of this
                    Section 12.13A. Immediately upon the making of any such DM Loan, each US Lender shall be deemed to have irrevocably and unconditionally purchased and received an undivided interest and unfunded participation in such DM Loan in an amount equal to its DM Commitment. At any time and from time to time, after the occurrence, and during the continuance, of any Event of Default, the GER Fronting Bank may require the US Lenders to fund its DM Commitment percentage of the principal balance of the outstanding DM Loans (up to the amount of its DM Commitment) by making payment to the GER Fronting Bank in Deutschmarks, based upon the then DM Equivalent. The GER Fronting Bank shall thereafter continue to act on behalf of the US Lenders (subject to the direction of the Agents) and all payments on account of the GER Lender Debt shall thereafter be distributed to the US Administrative Agent in accordance with the provisions of
                    Section 12.13A(b) hereof.

                    (d) Each US Lender agrees to indemnify the GER Fronting Bank (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do
                    so), ratably according to such US Lender's aggregate DM Commitment percentage set forth opposite its name on
                    Schedule 1-a hereto from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the GER Fronting Bank in any way relating to or arising out of the Loan Documents, any instruments or documents relating to the transactions contemplated hereby or thereby or any action taken or omitted by the GER Fronting Bank under or in connection with any of the foregoing;

                                                                    EXHIBIT 99.6

                    provided, that no US Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the GER Fronting Bank's gross negligence or willful misconduct.

 .    By amending the provisions of Section 12.15 as follows:

                    (a) By adding the following sentence at the end of subparagraph (d) thereof:

                         The Agents shall maintain a record identifying the Lenders.

                    (b) By adding the words "and its GER Revolving Credit Commitment" after the words "US Revolving Credit Commitment" in the second line thereof.

 .    By amending the provisions of Section 12.21 by adding the words "and with respect to the GER Lender Debt only, the GER Borrower hereby agrees to indemnify and hold harmless the Agents, the GER Fronting Bank and the Lenders and their respective Affiliates, directors, officers, agents, representatives, counsel and employees and each other Person, if any controlling them or any of their Affiliates" immediately before the words "(each of the foregoing, an "Indemnified Party") on the fourth line on Page 122 of the Credit Agreement

 .    By amending the provisions of Section 12.22 by adding the words "or the
     GER Lender Debt" at the end thereof.

 .    By adding the following new Section:

                    (S)12.22A.  Limitation of GER Borrower Liability.
                                ------------------------------------
                    Notwithstanding anything to the contrary herein contained, the liability of the GER Borrower hereunder and under any other Loan Documents shall be limited to the GER Lender Debt and the GER Borrower shall have no liability whatsoever under the Loan Documents evidencing the US Lender Debt or the CAN Lender Debt.

     9.   Amendment to Schedules and Exhibits.   Schedule 1-a is hereby deleted
          ------------------------------------
in its entirety and a new Schedule 1-a in the form annexed hereto substituted in its stead.

                                                                    EXHIBIT 99.6

     10.  Conditions to Effectiveness.  This Second Amendment to Credit
          ---------------------------
Agreement shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agents:

     a. This Second Amendment to Credit Agreement shall have been duly executed and delivered by the Parent, the Borrower, the Agents, and the Lenders, and shall be in full force and effect. The Agents shall have received a fully executed copy hereof and of each other document required hereunder.

     b. All action on the part of the Credit Parties necessary for the valid execution, delivery and performance by the Credit Parties of this Second Amendment shall have been duly and effectively taken. The Agents shall have received from each of the Credit Parties, true copies of their respective certificates of the resolutions adopted by their respective boards of directors authorizing the transactions described herein, each certified by their respective secretaries of the Credit Parties as of a recent date to be true and complete.

     c. The GER Borrower shall have executed and delivered such documents as the Agents and the GER Fronting Bank may reasonably require.

     d. The applicable Guarantors shall have executed such documents as the Agents and the GER Fronting Bank may reasonably require in order to guaranty the GER Lender Debt.

     e. The GER Borrower shall have furnished the GER Fronting Bank with all documents to open an account for the DM Loans as may be reasonably required by the GER Fronting Bank.

     f. The Agents shall have received opinions of counsel to each of the Credit Parties satisfactory to the Agents and the Agent's counsel.

     g. The GER Fronting Bank shall have received for its own account a fronting fee in the amounts set forth in the Fee Letter of even date.

     h. The Credit Parties shall have paid to the Agents all other fees and expenses then due and owing pursuant to the Credit Agreement, as modified hereby, including, without limitation, reasonable attorneys' fees incurred by the Agents.

     i.   No Default or Event of Default shall have occurred and be continuing.

                                                                    EXHIBIT 99.6

      j. The Credit Parties shall have provided such additional instruments and documents to the Agents as the Agents and their counsel may have reasonably requested.

      k. The Agents, the Lenders and the GER Fronting Bank shall have executed an Amended and Restated Intercreditor Agreement satisfactory in form and substance to each of them.

     Borrower shall have no obligation to satisfy the foregoing conditions precedent, provided that if such conditions precedent are not satisfied on or prior to September 30, 1998, this Second Amendment shall be void and of no effect.

     11.  Miscellaneous.
          -------------

     a. Except as provided herein, all terms and conditions of the Credit Agreement remain in full force and effect. The Credit Parties hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants therein contained (except to the extent that such representations and warranties expressly relate to an earlier date). The Credit Parties further acknowledge and agree that none of them have any offsets, defenses, or counterclaims against the Agents or the Lenders under the Credit Agreement or the other loan documents and, to the extent that the Credit Parties have, or ever had, any such offsets, defenses, or counterclaims, the Credit Parties each hereby waive and release the same.

     b. The Credit Parties shall pay all costs and expenses incurred by the Agents in connection with this Amendment, including, without limitation, all reasonable attorneys' fees.

     c. This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument.

     d. This Second Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and their seals to be hereto affixed as the date first above written.

                                                                    EXHIBIT 99.6

                                         "Parent"
                                    CABLE DESIGN TECHNOLOGIES
                                    CORPORATION


                                    By:___________________________
                                       Name:
                                       Title:

                                         "US Borrower"
                                  CABLE DESIGN TECHNOLOGIES, INC.


                                    By:___________________________
                                       Name:
                                       Title:

                                         "CAN Borrower"
                                    NORDX/CDT, INC.


                                    By:___________________________
                                       Name:
                                       Title:

                                         "GER Borrower"
                                    XENO VERWALTUNGSESELLSCHAFT mbH

                                    By:___________________________
                                       Name:
                                       Title:

                                         "Lenders"
                                    BANKBOSTON, N.A.
                                         (US Lender)


                                    By:___________________________
                                       Name:
                                       Title:

                                    PARIBAS
                                         (US Lender)

                                    By:___________________________
                                       Name:
                                       Title:

                                    By:___________________________

                                                                    EXHIBIT 99.6

                                       Name:
                                       Title:

                                    PARIBAS BANK OF CANADA
                                         (CAN Lender)

                                    By:___________________________
                                       Name:
                                       Title:

                                    By:___________________________
                                       Name:
                                       Title:

                                    BANK OF AMERICA NT & SA
                                         (US Lender)

                                    By:___________________________
                                       Name:
                                       Title:

                                    BANK OF AMERICA CANADA
                                         (CAN Lender)

                                    By:___________________________
                                       Name:
                                       Title:

                                    MELLON BANK, N.A.
                                         (US Lender)

                                    By:___________________________
                                       Name:
                                       Title:

                                    MELLON BANK CANADA
                                         (CAN Lender)

                                    By:___________________________
                                       Name:
                                       Title:

                                    THE BANK OF NOVA SCOTIA
                                         (US Lender)

                                    By:___________________________
                                       Name:
                                       Title:

                                    THE BANK OF NOVA SCOTIA
                                         (CAN Lender)

                                                                    EXHIBIT 99.6

                                    By:___________________________
                                       Name:
                                       Title:

                                    NATIONAL BANK OF CANADA
                                         (CAN Lender)

                                    By:_______________________
                                    Name:
                                    Title:

                                    HARRIS TRUST AND SAVINGS BANK
                                         (US Lender)

                                    By:___________________________
                                       Name:
                                       Title:

                                    BANK OF MONTREAL
                                         (CAN Lender)

                                    By:___________________________
                                       Name:
                                       Title:

                                                                    EXHIBIT 99.6

                                    FLEET NATIONAL BANK
                                         (US Lender)

                                    By:___________________________
                                       Name:
                                       Title:

                                    ABN-AMRO BANK
                                         (US Lender)

                                    By:___________________________
                                       Name:
                                       Title:

                                    By:___________________________
                                       Name:
                                       Title:

                                         "Agents"
                                    BANKBOSTON, N.A.


                                    By:___________________________
                                       Name:
                                       Title:

                                    PARIBAS


                                    By:___________________________
                                       Name:
                                       Title:

                                    By:___________________________
                                       Name:
                                       Title:


                                    PARIBAS BANK OF CANADA


                                    By:___________________________
                                       Name:
                                       Title:

                                    By:___________________________
                                       Name:
                                       Title:

                                                                    EXHIBIT 99.6

                                    BANK OF AMERICA NT & SA


                                    By:___________________________
                                       Name:
                                       Title:

                                    BANK OF AMERICA CANADA


                                    By:___________________________
                                       Name:
                                       Title:

                                         "GER Fronting Bank"
                                    PARIBAS, ZWEIGNIEDERLASSUNG

                                    By:___________________________
                                       Name:
                                       Title: